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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): June 20, 2003
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                                PerkinElmer, Inc.
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               (Exact Name of Registrant as Specified in Charter)


       Massachusetts                    1-5075                  04-2052042
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(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


45 William Street, Wellesley, Massachusetts                        02481
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  (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (781) 237-5700
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     PerkinElmer, Inc., a Massachusetts corporation, is filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission its press release dated June 20, 2003 announcing that it has called for redemption all of its outstanding Zero Coupon Convertible Debentures due 2020.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.         Description
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99.1                Press Release, dated June 20, 2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PERKINELMER, INC.


Date: June 20, 2003                      By: /s/ John L. Healy
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                                            John L. Healy
                                            Assistant Clerk


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                                  EXHIBIT INDEX

Exhibit No.         Description
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99.1                Press Release, dated June 20, 2003


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